UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2022 (December 30, 2021)

CĪON Investment Corporation

 (Exact Name of Registrant as Specified in Charter)

Maryland	000-54755	45-3058280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor New York, New York 10016
(Address of Principal Executive Offices)

(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CION	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

CĪON Investment Corporation (“CION”) held its Special Meeting of Shareholders (the “Special Meeting”) on December 30, 2021.  As of November 2, 2021, the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting, 56,958,440 shares of common stock were eligible to be voted, and 21,554,691 of those shares were voted in person or by proxy at the Special Meeting. Shareholders were asked to consider and act upon the following proposal, which is described in detail in CION’s definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission on November 3, 2021:

•	Proposal No. 1 – the approval of a proposal to approve the application of the reduced asset coverage requirements in Section 61(a)(2) of the Investment Company Act of 1940, as amended, to CION, which would permit CION to increase the maximum amount of leverage that it is permitted to incur by reducing the asset coverage requirement applicable to CION from 200% to 150% (the “Leverage Proposal”).

The Leverage Proposal received the requisite number of votes to pass at the Special Meeting. The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,743,848	2,301,590	1,509,253	0

Item 7.01. Regulation FD Disclosure.

On January 3, 2022, CION issued a press release announcing the results of the Special Meeting held on December 30, 2021 and the approval of the Leverage Proposal by CION’s shareholders. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” by CION for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

Commencing on December 31, 2021, the first date after CION’s shareholders approved the Leverage Proposal, CION will be required to maintain asset coverage for its senior securities of 150% (i.e., $2 of debt outstanding for each $1 of equity) rather than 200% (i.e., $1 of debt outstanding for each $1 of equity), which would permit CION to increase the maximum amount of leverage that it is permitted to incur.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated January 3, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CĪON Investment Corporation
Date:	January 3, 2022	By: /s/ Michael A. Reisner
Co-Chief Executive Officer

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release dated January 3, 2022